UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2021

NEVRO CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36715	56-2568057
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1800 Bridge Parkway

Redwood City, CA 94065

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 251-0005

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NVRO	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 31, 2021, the Board of Directors (the “Board”) of Nevro Corp. (“Nevro” or the “Company”) appointed Sri Kosaraju to the Board effective immediately. Mr. Kosaraju will serve as a member of the class of directors serving until the Company’s 2022 annual meeting of stockholders, or until his earlier death, resignation or removal.

As a non-employee director, Mr. Kosaraju will receive compensation in accordance with the Company’s non-employee director compensation program. Pursuant to this program, upon the effective date of his appointment to the Board, Mr. Kosaraju received an award of restricted stock units with a grant date fair value of $300,000 (the “Initial Award”), which will vest in three equal annual installments on the anniversary of his appointment to the Board subject to continued service to the Company through such dates. Mr. Kosaraju will be eligible for annual cash retainers in the amount of $55,000 for service as a member of the Board. Mr. Kosaraju will also enter into an indemnification agreement with the Company consistent with the form agreement executed with each of the Company’s current officers and directors.

There were no arrangements or understandings between Mr. Kosaraju, and any other person pursuant to which Mr. Kosaraju was appointed as a member of the Board. There have been no transactions in which Mr. Kosaraju has an interest that would be reportable under Item 404(a) of Regulation S-K.

Item 8.01	Other Events.

On August 31, 2021, Nevro issued a press release announcing Mr. Kosaraju’s appointment to the Board and. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description

99.1	Press release dated August 31, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEVRO CORP.

Date: August 31, 2021	By:	/s/ Kashif Rashid
Kashif Rashid
General Counsel